Exhibit 99.2

1 Convertible Debenture Investor Update T.J. Rodgers, CEO, April 22, 2026 Helios: 96,863’ Unbroken record Aug. 13, 2001

2 Forward Looking Statements This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934 , as amended . Forward - looking statements generally relate to future events, and , you can identify forward - looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “expected to,” “focus,” “forecast,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” “could,” “forecast,” and “pursue” or the negative of these terms or similar expressions . Forward - looking statements in this presentation include, without limitation, all of the financial projections in this presentation including revenue and non - GAAP operating income projections, SunPower’s revenue plan, the cash and funding investor plan, projected future cash balances, SunPower’s Q 2 cash burn forecast, statements relating to SunPower’s expectations regarding its revenue plan, projected future revenues and non - GAAP operating income projections, SunPower’s cash burn, cash model through Q 4 ’ 28 , anticipated cash usage and funding forecasts and anticipated maintenance of minimum cash amounts, SunPower’s anticipated backlog, forecasted interest payments and debt costs, and SunPower’s expected uses of proceeds from the sale and issuance of the 10 % convertible senior secured notes . Actual results could differ materially from these forward - looking statements as a result of certain risks and uncertainties . For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results, impact the anticipated benefits of completed or future acquisitions, or cause actual results to differ from the results predicted, readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our annual report on Form 10 - K filed with the Securities and Exchange Commission (“SEC”), our quarterly reports on Form 10 - Q filed with the SEC, and other documents that we have filed with, or will file with, the SEC . Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements in this presentation speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and SunPower assumes no obligation and does not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . Non - GAAP Financial Measures In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (“GAAP”), SunPower provides additional financial metrics in this presentation that are not prepared in accordance with GAAP (“non - GAAP”) . Management believes the non - GAAP financial measures in this presentation, in addition to GAAP financial measures, are useful measures of operating performance because the non - GAAP financial measures do not include the impact of items that management does not consider indicative of SunPower’s operating performance, such as amortization of goodwill and expensing employee stock options in addition to accounting for their dilutive effect, which facilitates the analysis of SunPower’s core operating results across reporting periods . The non - GAAP financial measures do not replace the presentation of SunPower’s GAAP financial results and should only be used as a supplement to, not as a substitute for, SunPower’s financial results presented in accordance with GAAP . Descriptions of and reconciliations of the non - GAAP financial measures used in this presentation . We encourage investors to carefully consider our GAAP results, as well as our non - GAAP information and the reconciliations between these presentations, to more fully understand our business . Non - GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP .

Convertible Debenture Funding Convertible Notes Principal Interest Conversion Shares Interest Payments ($ MM) No Issuance Maturity ($ MM) Rate Price/Share (MM) Jan. 1 Jul. 1 Annual 1 7/01/24 7/01/29 1 $46.0 12.0% $1.680 27.4 $2.76 $2.76 $5.52 2 9/08/24 7/01/29 2 $32.3 7.0% $2.137 15.1 $1.13 $1.13 $2.26 3 9/22/24 7/01/29 2 $47.7 7.0% $2.137 22.3 $1.67 $1.67 $3.34 4 7/10/25 7/01/29 4 $5.0 12.0% $1.790 2.8 $0.30 $0.30 $0.60 5 9/21/25 7/01/29 3 $22.0 7.0% $2.137 10.3 $0.77 $0.77 $1.54 Totals $153.0 8.7% 77.9 $6.6 $6.6 $13.3 3 Uses of converts: 1. Pay off private equity debt 2. Buy SunPower assets ($45M) Re - capitalize new SunPower 3. Buy Sunder Solar (half of $40M price) 4. General funding Interest $13.3M/yr = $3.3M/qtr causing negative cash flow even with positive op. inc.

$(39.6) $(5.9) $2.94 $2.42 $2.02 $3.55 $2.00 ($40) ($35) ($30) ($25) ($20) ($15) ($10) ($5) $0 $5 $10 Q3'24 Q1'26E (Millions) Revenue $81.1 $67.5 ITC News $70.0 Last old - SPWR qtr Revenue and non - GAAP OpInc Projections Prior Reports: Pre - 10K Audit, 3/23/26 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Operating Income Cobalt $30M Record Sunder $90M $88.5 Record Ambia $80M $82.7 Record $80.0E* 10% down 4 ITC Cut Profitable 2026 *Change of guidance from $84.0M in Q4’25 SPWR Assets $300M E Acquisition Revenue

$(39.6) $(5.9) $(6.00) $1.03 $6.47 $5.78 $1.00 E ($40) ($35) ($30) ($25) ($20) ($15) ($10) ($5) $0 $5 $10 Q3'24 (Millions) $66.4 ITC News Last old - SPWR qtr Revenue and non - GAAP OpInc Projections New: With 10K Audit Adjustments 4/20/26 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26E Operating Income Cobalt $30M Record $9M reserve Sunder $90M $86.9 Record Ambia $80M & ITC loss Profitable 2026 year SPWR Assets $300M $80.0E Winter Qtr Revenue $81.1 5 Non - GAAP inventory adjustment $67.2 $79.6 Audit adjust. Balance sheet cleanup Acquisition Revenue

Total Backlog Up 2.5x - 4.2x Backlog Jobs = Signed Contract + Design Accepted + Funding Approved – 6 5,000 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 Ǫ4'24 Ǫ1'25 Ǫ2'25 Ǫ3'25 Ǫ4'25 Ǫ1'26 YoY 2.48x Jobs YoY 4.15x

50 - Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 24 25 26 27 28 100 150 200 250 300 SunPower Direct Sunder New Homes Revenue Plan G2v13S10 $M $663M $954M Current Revenue Plan Actuals/Guidance Model (Not Guidance) $1B Revenue Batteries Cobalt EPC $3.8M $3.0M New Homes $3.0M Planned Revenue Growth Ambia $22.9M Sunder $7.3M 7 $300M $424M +41%

Spec Template 12645 / A Sunder Payment Capital Raised 0 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Q1'27 Q2'27 Q3'27 Q4'27 Q1'28 Q2'28 Q3'28 Q4'28 20 40 60 80 100 Latest Snapshot of Cash & Funding G2v13S10 Cash $M Min cash $10M $10.1M PE bridge loan $5.0M TJR investment 1 $1.3M TJR investment $6.8M ELOC $5.1M ELOC $2M TJR investment $5M TJR investment $19.8M 7% Convert $1.7M ELOC $2M TJR investment $23.5M New Convert (cash) 2 $3M ELOC 1) A $5M investment in New Convert 2) Excluding $10M non - cash New convert, by 8 Sunder debt cancellation, total deal value is $41M 2) $28.5m with (1) $3M ELOC 5 23 7 23 27 April 20, 2026, Post - 10K Audit $6.6M Existing Convert (#1 - 5) interest $1.9M Contingency for M&A $6.3M Existing Convert interest $1M New c onvert interest $6M Existing Convert interest $1M New c onvert interest $2.4M Siemens payment $7.6M Sunder M&A payment (final) $1M New c onvert interest $2.4M Siemens payment $4.0M Sunder M&A payment $10M PE bridge repay $4.8M Siemens payment $20.0M Sunder M&A payment $6M Existing Convert interest (odd Qtrs) $1M New c onvert interest (every Qtr) Funding Sources Uses Model (Not Guidance) Cash $112 $19.3M $13.8M 3 3 3

Spec Template 12645 / A 8 8 Reflects $20,696 of GAAP adjustments in the 10K results, compared to the $(6,235) preliminary result presented in the Q1’25 - Q4’25 reports. 9

Spec Template 12645 / A 1 10 1 Related adjustments in 10K results, compared to preliminary results presented in Q1’25 – Q4’25 reports were $(8,886) for Q1, $(3,576) for Q2, $(2,581) for Q3, and $(5,651) for Q4.

Spec Template 12645 / A Q2 Cash Burn Forecast Worksheet Post - 10K Audit, April 18, 2026 (5.01) (3.43) (1.01) (0.80) (0.65) (0.20) (0.75) (1.71) 21.01 - 5.00 10.00 15.00 20.00 $M 25.00 Items not included in G2v13S9 ($2.4M) Working capital: Cobalt AR: +$0.8M 7.45 *Differences to plan Cash burn Baseline difference Starting from Audit ($8.4M) Direct AR: +$0.8M Final Cash Q2 adders Cash 7.55 1 15.0 1 1 Cash adders for Q3 and Q 4 primarily estimated to be $8,752 and $10,785, respectively. 11

Spec Template 12645 / A Sunder Payment Capital Raised 0 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Q1'27 Q2'27 Q3'27 Q4'27 Q1'28 Q2'28 Q3'28 Q4'28 20 40 60 80 100 Cash & Funding G2v13S5 Investor Plan March 20, 2026 Cash $M Min cash $10M $10.1M PE bridge debt $1.3M TJR investment $6.8M ELOC $37.5M New convert $5.1M ELOC $2M TJR investment $5M TJR investment $19.8M 7% Convert $1.7M ELOC $2M TJR investment 5 23 (Sunder 20) 7 $6.6M Convert interest $1.9M Contingency for M&A $10.4M Sunder M&A payment $11.9M PE bridge repay $6.5M Convert interest $5.1M Convert interest (last) $2M New c onvert interest $2M New c onvert interest $2M New convert interest Funding 56 Sources Uses Cash $90M $15M Model (Not Guidance) Numbers still valid 12